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                                                                Exhibit 8

                  Schedule of transactions in the Common Stock
                            by the Reporting Persons
                           during the past sixty days


(i)  PVF

                                    Number of                           Price
                                     Shares                              Per
Date                                Purchased                          Share(a)
----                                ---------                          -------
9/11/97                                 5,000                          $5.63
9/12/97                                15,000                          $5.88
9/12/97                               100,000                          $5.75
9/22/97                                11,500                          $5.70

(ii)  UCC

                                    Number of                           Price
                                      Shares                             Per
Date                                Purchased                          Share(a)
----                                ---------                          --------


None.


(iii)  Nazarian

                                    Number of                           Price
                                      Shares                             Per
Date                                Purchased                          Share(a)
----                                ---------                          --------
7/15/97                               5,000                             $4.31


(iv) Salimpour

                                    Number of                           Price
                                     Shares                              Per
Date                                Purchased                          Share(a)
----                                ---------                          --------

9/12/97                               10,000                            $5.88



Note:
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(a) Price does not include commission.